UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Preliminary Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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BREKFORD CORP.
(Name of Registrant as Specified In Its Charter)

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BREKFORD CORP.

7020 Dorsey Road, Suite C
Hanover, Maryland 21076
(443) 557-0200
——————————————
NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2011

——————————————
To our Stockholders:

The 2011 Annual Meeting of Stockholders of Brekford Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on June 17, 2011, beginning at 12:00 P.M., local time, for the following purposes:

1.	To elect our directors to hold office for a term of one year until our 2012 annual meeting of stockholders; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Stockholders of record as of the close of business on April 18, 2011 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 29, 2011

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

BREKFORD CORP.
TABLE OF CONTENTS

ABOUT THE MEETING	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote?	1
Who can attend the meeting?	1
What constitutes a quorum?	1
What is the Notice of Electronic Availability of Proxy Statement?	2
How do I vote?	2
What are the Board’s recommendations?	2
Can I change my vote after I return my proxy card?	2
What vote is required to approve each item?	3
Who pays for the preparation of the proxy?	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES	4
PROPOSAL 1 – ELECTION OF DIRECTORS	5
Director Nominees.	5
Directors	6
Executive Officers	7
BOARD OF DIRECTORS COMMITTEES	8
REPORT OF THE AUDIT COMMITTEE	11
EXECUTIVE COMPENSATION	12
2010 Summary Compensation Table	13
Narrative Disclosure to 2010 Summary Compensation Table	13
Outstanding Equity Awards at December 31, 2010	13
DIRECTOR COMPENSATION	14
2010 Director Compensation Table	14
Narrative Disclosure to 2010 Director Compensation Table	14
COMMUNICATIONS WITH STOCKHOLDERS	15
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15
INDEPENDENT AUDITORS	16
OTHER BUSINESS	17
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS	17
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	17
ADDITIONAL INFORMATION	18

2011 ANNUAL MEETING OF STOCKHOLDERS
OF
BREKFORD CORP.

7020 Dorsey Road, Suite C
Hanover, Maryland 21076
(443) 557-0200
——————————————
PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2011

This proxy statement and form of proxy are also available on our website at www.brekford.com.

This proxy statement contains information related to our 2011 annual meeting of stockholders to be held on June 17, 2011, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and at any adjournments or postponements thereof. The Company expects to provide notice and electronic delivery of this proxy statement and the enclosed proxy to stockholders on or about April 29, 2011, in connection with the solicitation of proxies by the board of directors of the Company.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote (i) to elect our directors to hold office for a term of one year until our 2012 annual meeting of stockholders; and (ii) on any other matters that properly come before the meeting. In addition, our management will report on our performance during 2010 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 18, 2011, are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, April 18, 2011, 40,580,513 shares of our Common Stock, held by approximately 42 stockholders of record, were issued and outstanding. The number of stockholders is solely based upon the count our transfer agent provided us as of that date. This number does not include: (i) any beneficial owners of Common Stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

What is the Notice of Electronic Availability of Proxy Statement?

As permitted by Securities and Exchange Commission ("SEC") rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On or about April 29, 2011, we expect to be mailing to our stockholders a Notice of Electronic Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

How do I vote?

Stockholders can vote in person at the annual meeting or by proxy. There are two ways to vote by proxy:

•	By Internet — You can vote over the Internet at www.iproxydirect.com/BFDI by following the instructions on the Notice or proxy card; or

•	By Mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 16, 2011. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•	for the election of the directors.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by: (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the annual meeting, (3) granting a subsequent proxy through the Internet, or (4) sending a written revocation to our Chief Executive Officer. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Proposal 1 for Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For any other business brought before the annual meeting, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN ” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the Notice, and for those who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The Company expects to provide the Notice and electronic delivery of this proxy statement and the enclosed proxy, to stockholders on or about April 29, 2011. We will mail a printed copy of our proxy statement, annual report and form of proxy, free of charge, to any stockholders who request a paper copy of the proxy materials. You should review the proxy statement information in conjunction with our 2010 Annual Report on Form 10-K (the “2010 Annual Report”). Our corporate headquarters are located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of April 18, 2011, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 40,580,513 shares of Common Stock issued and outstanding as of April 18, 2011. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	None	—	—

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	C.B. Brechin (2)	13,877,282	32.7%
	Scott Rutherford (2)	13,221,282	31.2%
	Tin Khin(3)	603,200	1.5%
	Douglas Deleaver	—	—
	Jessie Lee, Jr.	—	—
	All directors and named executive officers as a group (5 persons)	27,701,764	62.7%
———————
*Less than 2%.

(1)	Unless otherwise indicated, the address of each person in this table is c/o Brekford Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

(2)
Includes 1,796,282 shares of common stock issuable upon conversion of the outstanding principal amount and accrued interest of a convertible promissory note, which is convertible within 60 days of April 18, 2011.

(3)	Mr. Khin resigned from his position as Vice President of Finance on February 18, 2011.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our current By-Laws provide that the authorized size of our board of directors, currently seven directors, is to be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of the stockholders. Our current directors were elected or appointed in accordance with the provisions of our Certificate of Incorporation and all were elected as representatives of holdings of our Common Stock. Under our First Amended and Restated Certificate of Incorporation we previously had divided our board of directors into three classes, designated Classes I, II and III, with members of each class holding office for staggered three-year terms. Each class consisted, as nearly as possible, of one-third of the total number of directors.

At our 2009 Annual Meeting our stockholders approved and adopted amendments to our Certificate of Incorporation to declassify our board of directors. Our Certificate of Incorporation now provides that until the 2011 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any series of Preferred Stock, will continue be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. At the 2009 annual meeting of stockholders, the Class II directors were elected for one-year terms expiring at the 2010 annual meeting of stockholders; at the 2010 annual meeting of stockholders, the Class II and Class III directors were elected for one-year terms expiring at the 2011 annual meeting of stockholders; and at the 2011 annual meeting of stockholders, the terms of the Class I, Class II and Class III directors will expire, and at this year’s annual meeting and at each annual meeting of stockholders thereafter, all directors will be elected for one-year terms expiring at the next annual meeting and will serve until his or her successor shall be elected and qualified. From and after the 2011 annual meeting of stockholders, the directors will no longer be divided into classes.

The board of directors presently has four members. There is currently one Class I director, one Class II director and two Class III directors, whose terms expire at the 2011 annual meeting of stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation, or removal.

Director Nominees.

The board has nominated all of the current directors, Douglas DeLeaver, C.B. Brechin, Jessie Lee and Scott Rutherford, to be re-elected as directors at the 2011 annual meeting. The Board proposes that each of the directors serve for a one-year term to expire at the 2012 annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named in this proxy statement.  If Messrs. DeLeaver, Brechin, Lee and Rutherford are unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The board of directors has determined that two of the director nominees, Messrs. Douglas DeLeaver and Jessie Lee, are “independent” in accordance with certain criteria adopted by the board of directors. In making this determination, the board of directors considered all relevant facts and circumstances, including the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such rules are not directly applicable to us. In doing so, the board of directors affirmatively determined that neither Mr. DeLeaver nor Mr. Lee nor any of their family members, has had any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than as a stockholder and director, within the last three years.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and incumbent director nominee is set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The current class of each director and director nominee is set forth below.

Name	Age	Class	Present Term Expires	Position
Douglas Deleaver	63	Class I	2011	Director Nominee
Jessie Lee, Jr.	50	Class II	2011	Director Nominee
C.B. Brechin	38	Class III	2011	Chief Executive Officer, Chief Financial Officer and Director Nominee
Scott Rutherford	51	Class III	2011	President and Director Nominee

Douglas Deleaver. Mr. Deleaver has served as our director since December 2007. Mr. Deleaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as Immediate Past President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, after serving as National President from 2007 to 2008 and National Vice President during 2006. Prior thereto from August 2003 to present, Mr. Deleaver has served on boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. Deleaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. Deleaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. Deleaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. Deleaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland.

Jessie Lee, Jr.  Mr. Lee has served as our director since October 2008. Since 2001, Mr. Lee has served as the executive director of the National Organization of Black Law Enforcement Executives, where he has been responsible for guiding the operational, fiscal and overall direction of the organization, which includes more than 58 national chapters, and 3 international chapters representing 3900 members. He has assisted in developing and implementing annual goals and objectives to meet the organization’s strategic plans, managed an operating budget of more than two million dollars and provided training and technical assistance to external agencies including police departments and community organizations. Mr. Lee has also been an adjunct professor at Gloucester County College in Sewell, New Jersey since 2007 where he has taught Introduction to College Studies which course focuses on effective study skills, strategies and personal development skills. Mr. Lee earned a Master of Science degree in Business Management – Nonprofit and a Bachelor of Arts degree in Organizational Management from Eastern University in St. David, Pennsylvania in 2006 and 2000, respectively. Mr. Lee earned an Associates degree in Applied Science in Law Enforcement from Gloucester County College in Deptford, New Jersey in 1999.

C.B. Brechin. Mr. Brechin has served as our Chief Executive Officer and Treasurer since July 8, 2008 and as our Chief Financial Officer since April 2010. Prior to that, he served as our Treasurer and General Manager of our Pelican division since January 2006. He has also served as a director of our Company since January 2006. He co-founded Pelican in 1997 and served as its President from 1997 until January 2006. Mr. Brechin was responsible for advancing Pelican’s strategic direction, managing all aspects of Pelican’s corporate and government sales, including sales strategy, partnership/vendor relationships, corporate structure, contract acquisition, and training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis by opportunity, financial reporting and internal auditing. He successfully closed over $9 million dollars in sales in 2005 for Pelican and secured key client relationships, including, but not limited to the National Security Agency, the United States Navy, the State of Maryland, Maryland State Police, and Baltimore City Police. Through his sales efforts and strategic vision, Pelican has twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin earned his Bachelor’s Degree in Political Science and International Affairs from Kalamazoo College and his Master’s Degree in Information and Telecommunications Systems from The Johns Hopkins University.

Scott Rutherford. Mr. Rutherford has served as our President since July 8, 2008. Prior to that, he was Director of Engineering of our Pelican division since January 2006. He has also served as a director of the Company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officer who is not also a director, is set forth below. There are no family relationships between this executive officer and any of our directors. Mr. Khin resigned from his position as Vice President of Finance on February 18, 2011.

Tin Khin, age 63, Former Vice President of Finance. Mr. Khin served as the Company’s Vice President of Finance from April 2010 to February 2011.  From November 2008 to April 2010, he served as our Chief Financial Officer. Mr. Khin joined the Company in January 2008 as director of finance and business development. Between January 2008 and his appointment as Chief Financial Officer in November 2008, he was responsible for the daily operations and monitoring of the finances of the Company and for developing new customers, vendor relationships and new areas of business. Prior to joining the Company, Mr. Khin worked for the Motor Vehicle Administration (“MVA”) of the State of Maryland from September 2004 until January 2008. From August 2005 until January 2008, Mr. Khin served as divisional manager of the financial management division of the MVA, where he was responsible for formulating, monitoring and executing the agency’s annual operating budget. From September 2004 to July 2006, Mr. Khin served as manager of the accounts payable and payroll section of the MVA, where he managed and supervised an annual payroll of approximately $90 million. From December 1998 to January 2004, Mr. Khin served as the director of budget and finance of the Baltimore County Department of Social Services, where he was responsible for the preparation and monitoring of the budget and accounting division of the agency. Mr. Khin earned a Bachelor of Commerce degree from the University of Rangoon (1965) and holds a Professional Accountant certificate from Burma (1967).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS.

BOARD OF DIRECTORS COMMITTEES

How often did the Board meet during 2010?

During 2010, the board of directors held three meetings. During 2010, each director nominee attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board, and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees. The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of stockholders. All of the board members serving on the board during December 2010 attended the 2010 annual meeting of stockholders.

What committees has the Board established?

The board of directors has established an audit committee, a compensation committee and a corporate governance committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

      Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee, which currently consists of Messrs. Deleaver and Lee, acted by written consent one time during fiscal 2010. Messrs. Deleaver and Lee have each been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.  Mr. Deleaver currently serves as chairman of the audit committee. We have not yet identified an audit committee financial expert meeting the required criteria and qualifications to serve on our audit committee, however, we anticipate identifying one in the future. The audit committee has adopted a charter which is available on our web site.

      Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee, which currently consists of Messrs. Deleaver and Lee, did not meet during fiscal 2010.  Messrs. Deleaver and Lee have each been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Deleaver currently serves as chairman of the compensation committee. The compensation committee has adopted a charter which is available on our web site.

      Corporate Governance Committee

The corporate governance committee evaluates and recommends candidates for election to the board of directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The corporate governance committee, which was established in February 2008, currently consists of Messrs. Brechin, Rutherford, Deleaver and Lee, the latter two of whom have been determined to be “independent” under certain independence criteria adopted by our board of directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because our securities are not listed on NASDAQ. The corporate governance committee did not meet during fiscal 2010. Mr. Deleaver currently serves as chairman of the corporate governance committee.

Independence of the Board of Directors

The board of directors does not currently include any independent directors, other than Messrs. Deleaver and Lee. In making its determination as to director independence, the board of directors considered the lack of relationships or transactions between us and these independent directors. The Company’s criteria for independence as approved during 2007 by the board of directors is available to stockholders on our web site at: http://www.brekford.com/investorrelations.html.

Nominating Committee

As of this time, we do not have a standing nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our By-Laws. Under our By-Laws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our By-Laws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.2 to our registration statement on Form 10-SB, as filed with the SEC on July 6, 2007), or upon a stockholder’s written request directed to our Chief Financial Officer at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

    Stockholder Nominations

Our By-Laws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our By-Laws further provide that the public announcement of an adjournment of any annual or special meeting of the stockholders commences a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary should be set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our By-Laws, and, in such event, the defective nomination will be disregarded.

Director Nomination Criteria and Process

The full board of directors will select qualified nominees and review its recommendations with the full board. The board of directors will decide whether to invite the nominee to join the board. The board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to board duties and ability to collaborate effectively at the board level. The board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

To date, the Company has not paid a fee to any third party or parties to identify or evaluate or assist in the identifying or evaluating potential nominees.

Board of Directors Leadership Structure and Role in Risk Oversight

Our board of directors previously appointed Mr. Brechin to serve as Chairman of the board. The board believes that Mr. Brechin’s service as both Chairman of the board and Chief Executive Officer is in the best interest of the Company and its stockholders given Mr. Brechin’s in-depth knowledge of the issues, opportunities and challenges facing the Company, and that Mr. Brechin is best positioned to communicate these issues to the other directors and to efficiently develop and lead agendas that ensure that the board’s time and attention are focused on the most critical matters. The board also determined that the active involvement of the board’s independent directors, the constructive relationship between the independent directors and management, supported this combined role and did not warrant the additional appointment of any individual as a lead independent director. The board retains the authority to review and modify this leadership structure as it may deem appropriate from time in the interests of the Company’s stockholders.

As part of its independent oversight function, the board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management. The board, in collaboration with our Chief Financial Officer has primary responsibility for monitoring financial reporting risk.

Periodically the board reviews the Company’s business strategy including financial, operational and regulatory risks facing the Company and the Company’s plans to mitigate these risks.

The Audit Committee and the full board of directors monitors risks associated with the Company’s overall financial reporting and among its responsibilities is a review of risk assessment and management and significant risks or exposures. In addition, the Committee has a responsibility to assess the steps management has taken to minimize such risks. The full board of directors also reviews the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of two members, Messrs. Douglas Deleaver and Jessie Lee, Jr. The board has determined that Messrs. Deleaver and Lee are each an “independent director” under SEC rules. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2010 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2010 with the independent auditors and discussed with them all of the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements be included in our annual report for the year ended December 31, 2010. The undersigned members of the audit committee have submitted this report to us.

Submitted by the Audit Committee

Douglas Deleaver
Jessie Lee, Jr.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Design: Our compensation philosophy is to provide our executive officers listed in the summary compensation table with compensation packages that attract, retain, reward and motivate them. Therefore, our board of directors and our Compensation Committee generally construct compensation packages that take into account those of executive officers with similar positions in comparable companies, linking the performance of the company and individual performance and designed to align the interests of the executive officers with those of our stockholders. Our compensation philosophy is also designed to reinforce a sense of ownership in the company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate performance metrics.

While the board of directors and Compensation Committee seek to provide compensation packages that are competitive within our markets and the technology industry, in general, it does not utilize an established peer group in our industry and does not set compensation levels based on any predetermined benchmarks for total compensation or any individual element of compensation. Management of the Company reviews our performance on a regular basis using a variety of financial and non-financial metrics. These metrics include, but are not limited to, net sales, gross margin, sales and marketing expenses, personnel costs, accounts receivable and accounts payable aging, liquidity and cash resources. Management compares actual results against goals and budgets to take appropriate actions in order to improve performance.

Certain compensation adjustments are made pursuant to each executive officer’s employment terms established at the time he or she is hired. We do not have employment agreements or change of control agreements with any of our executive officers. We established the salary levels by surveying companies within similar industry including current compensation data based upon organization size, industry and geographic location.

Elements of Compensation: Our compensation packages for executive officers consist of cash salaries, long-term incentive awards in the form of stock option and restricted stock grants.

Salary:  Base salaries are set initially upon hire based predominantly on available market data and are adjusted based on market trends, our overall performance, individual contributions to our performance, and our available cash to a lesser extent. We also take into consideration the scope of our officers’ respective responsibilities. In reviewing base salaries, we also consider several other factors, including cost of living increases, and levels of responsibility.

Long-term Incentives: Executive officers may be granted stock options and other awards to purchase our common stock under our Incentive Compensation Plan, typically with time vesting requirements, as a way to align the interests of the executive officers with those of our stockholders. We believe that our long-term performance is aided by a culture that encourages superior performance by our executive officers, and that equity awards encourage and will appropriately reward such superior performance.

The following table sets forth certain information relating to the compensation paid to (i) C.B Brechin, our Chief Executive Officer, Chief Financial Officer, Treasurer and Director, (ii) Scott Rutherford, our President and Director, and (iii) Tin Khin, our former Vice President of Finance and former Chief Financial Officer (collectively, the “named executive officers”), during our fiscal years ended December 31, 2010 and 2009.

2010 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Total ($)
C.B. Brechin Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2010 2009	135,000 135,000	— —	— —	135,000 135,000
Scott Rutherford President and Director	2010 2009	135,000 135,000	— —	— —	135,000 135,000
Tin Khin Former Vice President of Finance and Former Chief Financial Officer	2010 2009	71,558 96,061	— —	45,000 —	116,558 96,061

Narrative Disclosure to 2010 Summary Compensation Table

On January 6, 2008, the executive employment agreements with our current executive officers C.B. Brechin and Scott Rutherford expired. We do not anticipate entering into new employment agreements with these named executive officers. Messrs. Brechin and Rutherford are paid an annual base salary of $135,000 pursuant to an unwritten arrangement, payable in accordance with our normal payroll practices.

Effective November 1, 2008, the board of directors of the Company appointed Mr. Tin Khin to serve as our Chief Financial Officer and agreed to pay Mr. Khin an annual base salary of $121,000, payable in accordance with our normal payroll practices. On April 14, 2010, Mr. Khin resigned as our Chief Financial Officer and continued to serve the Company as Vice President of Finance. Mr.Khin resigned from the position of Vice President of Finance on February 18, 2011.

Outstanding Equity Awards at December 31, 2010

On November 26, 2010, the board of directors approved a restricted stock award of 500,000 shares of Common Stock to Mr. Tin Khin in recognition of his services to the Company.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2010 fiscal year.

2010 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jessie Lee, Jr.	2,000	—	—	2,000
Douglas Deleaver	3,000	—	—	3,000

Narrative Disclosure to 2010 Director Compensation Table

In April 2008, the Company’s board of directors adopted the 2008 Director’s Compensation Plan, which provides for the following compensation:

Stock Grants: 10,000 shares of restricted Common Stock per year as compensation for attending board meetings during the fiscal year, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit;

Cash: $1,000 per calendar quarter as compensation for attending board meetings during that quarter, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit; and

Out-of-Pocket Expenses: All out-of-pocket expenses for in-person meetings will be reimbursed upon submission of an expense statement and receipts, up to a maximum of $500 per in-person meeting.

Engagement and Use of Independent Compensation Consultants

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.

The Committee has not used an independent advisor concerning executive compensation in the past.

Role of Executives in Establishing Compensation

Members of management are essential in providing input to the Compensation Committee concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives. The Chief Executive Officer is the key member of management who advises the Committee and supplies needed and accurate information.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer and Chief Financial Officer, Brekford Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2010 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that Mr. Brechin filed three Form 4 reports late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 1, 2009, three of our directors, Messrs. C.B. Brechin, Scott Rutherford, and Bruce Robinson, entered into a stock purchase agreement on behalf of the Company (the “Stock Purchase Agreement”), with the court-appointed receiver, Robert D. Gordon (the “Receiver”), for our former stockholder Legisi Marketing, Inc, to repurchase 18,910,000 shares of our common stock, par value $.0001 per share (“Common Stock”), and cancel 10,000,000 common stock purchase warrants exercisable at $.39 per share (the “Warrants”), which shares of Common Stock and Warrants had been in the custody of the Receiver. The aggregate purchase price for the securities under the Stock Purchase Agreement was $700,000. The effectiveness of the Stock Purchase Agreement was subject to court approval which was received on November 4, 2009. The repurchased shares of Common Stock and Warrants have been returned to our treasury and cancelled.

We financed the transaction from the proceeds of convertible promissory notes issued on November 9, 2009 by the Company in favor of our directors, Messrs. C.B. Brechin, Scott Rutherford and our former director and secretary Bruce Robinson, in the respective principal amounts of $250,000, $250,000 and $200,000 (each, a “Promissory Note, and together, the “Promissory Notes”). Each Promissory Note is convertible into shares of Common Stock, at the option of each holder, at a conversion price of $.14 per share, and bears 12% interest per annum. We have agreed to pay the unpaid principal balance of the Promissory Notes and all accrued and unpaid interest on the date that is the earlier of (i) two (2) years from the issue date of the notes, or (ii) ten (10) business days from the date of closing by us of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).  The occurrence of any of the following events of default (“Event of Default”) will, at the option of the holder of a Promissory Note, make all sums of principal and interest then remaining unpaid and all other amounts payable immediately due and payable, upon written demand from the holder, which Event of Default has not been cured within sixty (60) calendar days of receipt by us of written demand: (i) we fail to pay the entire principal and any accrued and unpaid interest due on the Maturity Date; (ii) filing by us of a voluntary petition under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or any action indicating our consent to, approval of, or acquiescence in, any such petition or proceeding; or our consent to the appointment of a receiver or trustee for all or a substantial part of its respective properties; or the making of an assignment to the benefit of the creditors on behalf of us; and (iii) filing of an involuntary petition against us under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver or trustee for all or a substantial part of the Company’s property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of such properties, which remains undismissed, unbonded or undischarged ninety (90) days’ after issuance.

The outstanding balance due on the Promissory Notes as of April 18, 2011, including principal and interest, is $251,479.45, $251,479.45 and $201,183.56 for each of the notes held by Messrs. C.B. Brechin, Scott Rutherford, and Bruce Robinson, respectively, and the accrued interest paid to the noteholders to date on each of the notes equals $39,945.24, $39,945,24 and $31,956.20, respectively.

While we do not maintain a written policy with respect to related party transactions, our audit committee routinely reviews potential transactions with those parties we have identified as related parties.

INDEPENDENT AUDITORS

Our board of directors has appointed Stegman & Company (“Stegman”), to serve as our independent auditors for 2011. Representatives of Stegman are expected to be present at the annual meeting in person or telephonically to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

The following table presents fees for professional audit services rendered by Stegman for the audit of our annual financial statements for the fiscal years ended December 31, 2010 and 2009, and fees billed for all other services rendered by Stegman during such fiscal years then ended.

	Year Ended December 31,
	2009	2010
Audit fees	$132,180	$65,000
Audit-related fees	—	957
Tax fees	9,061	7,500
Other fees
Total fees	$141,241	$73,457

Audit Fees

During fiscal 2010 and 2009, our auditors billed us $65,000 and $132,180, respectively, for audit fees.  Audit fees relate to professional services rendered in connection with the audit of annual financial statements, the quarterly review of unaudited interim financial statements included in our Forms 10-Q, and services in connection with other reports filed with the SEC.

Tax Fees

During fiscal 2010 and 2009, Stegman and Skoda Minotti & Co. billed us $7,500 and $9,061 respectively, for tax fees.  Tax fees include, among other things, statutory tax return preparation and review, advising on the impact of local tax laws, and tax planning.

The audit committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full audit committee or, in the absence of such audit committee action, by the Chairman of the audit committee whose action shall be considered to be that of the entire committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

For business to be properly brought before our 2012 annual meeting by a stockholder which is not included in our proxy materials or is outside of the Rule 14a-8 process, the stockholder must have given written notice thereof to the Chief Executive Officer of the Company, delivered or mailed to and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting.  Thus, the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2012 annual meeting of stockholders, will be March 19, 2012. As to all such proposals which we do not have notice on or prior to March 19, 2012, discretionary authority shall be granted to the persons designated in our proxy related to the 2012 meeting to vote on such proposals.

Stockholders interested in presenting a proposal in our proxy materials for consideration at our 2012 annual meeting of stockholders may do so by following the procedures set forth in our By-Laws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Chief Executive Officer no later than January 1, 2012.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

After the January 1, 2012 deadline, a stockholder may present a proposal at our 2012 annual meeting of stockholders if it is submitted to our Chief Executive Officer at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2012 annual meeting of stockholders be advanced or delayed by more than 30 days from June 17, 2012, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2012 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2012 annual meeting.

Any stockholder proposals should be addressed to Mr. C.B. Brechin, Chief Executive Officer, Brekford  Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and/or Notice of Internet Availability of Proxy Materials. This means that only one copy of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, may have been sent to multiple stockholders in a household. The Company will promptly deliver upon written or oral request, a separate copy of any such documents to a stockholder if such stockholder calls or writes to the Company at the following address or phone number: Investor Relations, Brekford  Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076; or 1-866-752-8683. If a stockholder wishes to receive separate copies of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her or its bank, broker or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.

ADDITIONAL INFORMATION

A copy of our 2010 Annual Report is available to each stockholder in connection with this proxy statement. The 2010 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov .

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 17, 2011 AT 12:00 P.M. (LOCAL TIME)
CONTROL ID:
PROXY ID:

The undersigned, a stockholder of Brekford Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Messrs. C.B. Brechin and Scott Rutherford, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2011 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on June 17, 2011 at 12:00 P.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock, $.0001 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated April 29, 2011, the receipt of which, together with the Notice of Annual Meeting and the 2011 Annual Report is hereby acknowledged, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/BFDI

ANNUAL MEETING OF THE STOCKHOLDERS OF BREKFORD CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect our directors to hold office for a term of one year until our 2012 annual meeting of stockholders		☐	☐
	C.B. Brechin				☐
	Douglas DeLeaver				☐	CONTROL ID:
	Jessie Lee, Jr.				☐	PROXY ID:
	Scott Rutherford				☐
Proposal 2		à
To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR ALL” AT PROPOSAL 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2011

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)